THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE

March 23, 2001

Subject to the terms and conditions of this Note, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Patient Infosystems, Inc., a Deleware corporation (the “Company”), hereby promises to pay to the order of __________ whose address is ________________ (the “Holder”), the principal amount of One Million Four Hundred Eighty Three Thousand Five Hundred Dollars ($1,483,500.00), plus simple interest accrued on unpaid principal from the date of this Note until paid at the rate of nine and one-half percent (9.5%) per annum. This Note consolidates and supercedes the following unsecured Notes:

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    Original Date of Note       Amount           Interest accrued on 3/23/01
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       08/20/2000                $125,000                $7,092.01
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       09/18/2000                 $62,500                $3,067.71
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       10/04/2000                $125,000                $5,607.64
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       11/02/2000                 $25,000                  $930.21
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       11/13/2000                 $80,000                $2,744.44
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       11/15/2000                 $16,000                  $540.44
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       11/30/2000                $130,000                $3,876.53
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       12/27/2000                $130,000                $2,950.28
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       12/10/2000                $130,000                $3,533.47
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       01/11/2001                $110,000                $2,060.97
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       01/25/2001                $110,000                $1,654.58
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       02/07/2001                $110,000                $1,277.22
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       02/21/2001                $110,000                  $870.83
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       03/07/2001                $110,000                  $464.44
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       03/22/2001                $110,000                   $29.03
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                          ---------------------------------------------------
TOTAL                          $1,483,500               $36,699.82
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The Company hereby promises to pay the Holder the accrued interest from the prior Notes totaling Thirty Six Thousand Six Hundred and Ninety Nine Dollars and Eighty Two Cents ($36,699.82) and the Holder hereby agrees to terminate these prior Notes.

This Note may be one of a series of Promissory Notes (collectively, the “Bridge Notes”) identical in substance to this Note except as to the Holder and principal amount.

The following is a statement of the rights of the Holder and the terms and conditions to which this Note is subject, to which the Holder, by acceptance of this Note by its signature below, and the Company, by issuance of this Notes, agrees:

1. PAYMENT

(a) Obligation. The outstanding principal under this Note and the accrued interest thereon will be due and payable on demand. All payments of principal and/or interest under this Note will be made at the address of the Holder set forth above or at such other address as is provided by the Holder to the Company in writing.

(b) Prepayment. The Company may prepay this Note in whole or in part at any time without penalty. Prepayments will be applied to accrued but unpaid interest first and then to unpaid principal. Any prepayments made by the Company on any of the Bridge Notes will be made simultaneously on all Bridge Notes in identical amount (if all Bridge Notes are of the same principal amount) or an amount prorated among the Bridge Notes in proportion to the principal amounts of each Bridge Note (if the Bridge Notes are in different principal amounts).

2. SECURITY. To secure payment of the Bridge Notes, the Company has delivered to the holders of the Bridge Notes a certain Security Agreement dated March 23, 2000, which provides a first security interest in all of the Company’s tangible and intangible assets. A default in this Security Agreement that is not cured within 10 days, shall constitute a default under this Note.

3. TRANSFERABILITY. This Note is not transferable.

4. GOVERNING LAW. This Note will be governed by and construed in accordance with the laws of the State of Iowa, excluding that body of law relating to conflict of laws.

5. WAIVER. The Company hereby waives diligence, presentment, demand, protest and notice of dishonor.

6. COLLECTION EXPENSES. The Company promises and agrees to pay all costs of collection of this Note including, but not limited to, reasonable attorneys’ fees, paid or incurred by the Holder on account of such collection, whether or not suit is filed with respect thereto and whether or not such costs are paid or incurred, or to be paid or incurred, prior to or after entry of judgment.

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                            Patient Infosystems, Inc.

                                            ------------------------------
                                            By:  Kent A. Tapper

ACCEPTED:
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By: ___________________